Exhibit 99.1

Mobix Labs Expected to Report 54% YoY Revenue Growth Alongside Improved Operating Performance

December 1, 2025

~ Gross margin expected to increase from 39.6% to 50.5% ~

~ Loss from operations expected to be cut nearly in half ~

IRVINE, Calif., Dec. 01, 2025 (GLOBE NEWSWIRE) — Mobix Labs, Inc. (“Mobix” or the “Company”) today announced selected preliminary, unaudited financial results for its fourth quarter and fiscal year ended September 30, 2025.

The preliminary financial information presented in this release is based on information available to the Company as of the date of this release and remains subject to completion of the Company’s year-end closing procedures and audit. Actual results may differ from these preliminary results, and such differences may be material. Final results will be reported in the Company’s Annual Report on Form 10-K for the year ended September 30, 2025.

2025 Financial Highlights (Preliminary, Unaudited)

●	Total net revenue for fiscal 2025 is expected to be between $9.7 million and $9.9 million, compared to $6.4 million in fiscal 2024, an increase of approximately 54%.

●	Gross margin for fiscal 2025 is expected to be in the range of 50.2% to 50.5%, compared to 39.6% in fiscal 2024, an improvement of approximately 10.6%.

●	GAAP Loss from operations for fiscal 2025 is expected to be in the range of $37.7 million to $37.8 million, compared to $46.4 million in fiscal 2024.

●	GAAP Loss from operations for the fourth quarter of 2025 is expected to be in the range of $7.2 million to $7.3 million, compared to $11.2 million in the fourth quarter of 2024.

●	Adjusted loss from operations for fiscal 2025 is expected to be in the range of $8.5 million to $8.6 million, compared to $16.0 million in fiscal 2024, an improvement of approximately 47%.

●	Adjusted loss from operations for the fiscal 2025 fourth quarter is expected to be in the range of $1.3 million to $1.4 million, compared to $3.6 million in the fourth quarter of fiscal 2024.

●	GAAP loss from operations for fiscal 2025 is expected to be in the range of $37.7 million to $37.8 million, compared to $46.4 million in fiscal 2024.

●	GAAP loss from operations for the fourth quarter of 2025 is expected to be in the range of $7.2 million to $7.3 million, compared to $11.2 million in the fourth quarter of 2024.

●	Cash and cash equivalents are expected to be in the range of $3.1 million to $3.3 million as of September 30, 2025, compared to $0.2 million as of June 30, 2025 and $0.3 million as of September 30, 2024.

The Company believes that its year-end cash balance, together with anticipated cash flows and available financing arrangements, provide an improved liquidity position as it executes on its operating plan.

Use of Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP measures of financial performance, including:

●	Adjusted Gross Profit, which is defined as GAAP Gross Profit excluding amortization of acquisition-related intangible assets, inventory write-offs and stock-based compensation expense; and

●	Adjusted Loss from Operations, which is defined as GAAP Loss from Operations excluding depreciation, amortization of acquisition-related intangible assets, merger and acquisition-related expenses, inventory write-offs and stock-based compensation expense.

The Company’s management believes it is useful to consider these non-GAAP financial measures, together with the corresponding GAAP financial measures, as they provide more transparency into current business trends, exclusive of the effects of certain non-cash expenses, acquisition-related charges, and items that may not be present in comparative fiscal periods. Management believes that, when considered together with reported GAAP financial measures, these non-GAAP financial measures are useful to investors and management in understanding the Company’s ongoing operations and operating trends and in analyzing the Company’s underlying financial performance.

These non-GAAP financial measures are not intended to be considered in isolation from, as a substitute for, or superior to, the comparable GAAP measures. These non-GAAP financial measures may be different from similarly titled measures used by other companies. In the future, Mobix may consider whether other items should also be excluded in calculating the non-GAAP financial measures it uses. Management believes that the presentation of these non-GAAP financial measures provides investors with additional useful information to measure Mobix Labs’ financial and operating performance. In particular, these measures facilitate comparison of our operating performance between periods and may help investors to understand better our operating results.

Internally, management uses these non-GAAP financial measures in assessing the Company’s operating results and in planning and forecasting.

A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure will be provided in financial tables to be released separately but concurrently with the Company’s Annual Report on Form 10-K for the year ended September 30, 2025. The Company has not provided a GAAP reconciliation in this press release as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these non-GAAP measures to their corresponding GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. The Form 10-K will include the Company’s audited consolidated financial statements and additional information about its fiscal 2025 results.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact are forward-looking statements. Forward-looking statements include, without limitation, statements regarding our preliminary, unaudited financial results; the completion of our financial closing and audit processes; the timing and expected filing of our Annual Report on Form 10-K; our business strategy, plans and objectives; our expectations regarding future operating performance, revenue growth, profitability, cash flows, liquidity and capital resources; our expectations regarding market opportunity, customer demand, product adoption and pipeline; our ability to execute on our operating plan and strategic initiatives; and any other statements that are not historical facts.

In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions, and the negatives of these terms. However, not all forward-looking statements contain these identifying words. Forward-looking statements are based on our current expectations, estimates, assumptions and projections and involve known and unknown risks, uncertainties and other factors, many of which are beyond our control, that may cause our actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements.

These risks and uncertainties include, among others, risks related to: our ability to grow revenue and manage costs; our history of net losses and our ability to achieve or maintain profitability in the future; our ability to accurately forecast our financial results and key operating metrics; our ability to execute our business strategy and key initiatives on the timelines and at the costs we expect; customer adoption, renewals, expansions and cancellations; our dependence on a limited number of customers or partners for a significant portion of our revenue; competition and new market entrants; our ability to develop, introduce and gain market acceptance for new products, features and services; our reliance on third-party service providers and partners; cybersecurity incidents, data breaches or other disruptions to our systems or the systems of our partners; intellectual property protection, litigation and claims; changes in laws, regulations or governmental policies, including those related to privacy, data security, artificial intelligence, consumer protection and securities regulation; macroeconomic conditions, including inflation, interest rates, bank or financial market instability and general market volatility; our ability to attract, retain and motivate key personnel; our ability to obtain additional financing on acceptable terms, if at all; our level of indebtedness and related covenants and restrictions; and other risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

The preliminary financial information included in this press release is subject to the completion of our year-end financial closing and audit procedures, and actual results may differ, potentially materially, from these preliminary estimates. The forward-looking statements in this press release speak only as of the date hereof. You should not rely on forward-looking statements as predictions of future events. We undertake no obligation, and specifically disclaim any obligation, to update or revise any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, whether as a result of new information, future developments or otherwise, except as required by law.

Media Contact:

Chris Lancaster, Mobix Labs, Inc.

clancaster@mobixlabs.com

Investor Contact:

Ryan Battaglia, Mobix Labs, Inc.

rbattaglia@mobixlabs.com